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Exhibit 23.2

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the use in this Post-Effective Amendment No. 5 to Form S-1 of our report dated February 20, 2004 relating to the financial statements and financial statement schedule of Advanstar Communications Inc., which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 12, 2004

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  Exhibit 23.2
CONSENT OF INDEPENDENT ACCOUNTANTS